UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2016

LEGG MASON BW

DYNAMIC

LARGE CAP

VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation by quantitatively investing in U.S. equities.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Dynamic Large Cap Value Fund for the twelve-month reporting period ended September 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 28, 2016

II	Legg Mason BW Dynamic Large Cap Value Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s initial reading for third quarter 2016 GDP growth — released after the reporting period ended — was 2.9%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, a smaller decrease in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on September 30, 2016, the unemployment rate was 5.0%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In September 2016, 24.9% of Americans looking for a job had been out of work for more than six months, versus 26.8% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on September 21, 2016, as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the September meeting it said, “The Committee judges that the case for an increase in the federal funds rate has strengthened but decided, for the time being, to wait for further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 28, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Legg Mason BW Dynamic Large Cap Value Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation by quantitatively investing in U.S. equities. The Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies.1 The Fund will only invest in U.S. traded companies, which may include companies incorporated outside the U.S. which conduct a significant portion of their activities in the U.S. and are considered U.S. companies in the Russell U.S. indices. The Fund may have significant positions in particular sectors from time to time. In addition, the Fund may engage in active and frequent trading to achieve its investment objective.

We, at Brandywine Global Investment Management, LLC, the Fund’s subadviser, use a proprietary quantitative model to identify investments for the Fund. To identify investments, the model evaluates multiple quantitative characteristics for each potential stock investment and applies specific rules to select stocks for investment based on these characteristics. The Fund will typically invest in a stock when the large capitalization threshold and its price-to-earnings (“P/E”)i or price-to-book (“P/B”)ii ratios indicate a potentially attractive valuation and the quantitative model ranks it with a high multifactor score.

Our quantitative model seeks to identify stocks that appear to have upside potential and relatively low downside risk to the Russell 1000 Value Indexiii. The quantitative model analyzes factors regarding a stock’s valuation and quality, as well as market sentiment toward a stock, to select stocks that may have the potential to outperform the benchmark, the Russell 1000 Value Index. The Fund expects to hold approximately 75-175 stocks under normal market conditions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the twelve months ended September 30, 2016, the broad U.S. stock market posted solid gains as the S&P 500 Indexiv advanced 15.43%. Behind this rally was an easing of concerns about a weakening global economy particularly from earlier in the year and after the U.K’s referendum to leave the European Union (“Brexit”) vote at the end of the second quarter of 2016. The economy remained sluggish during this period but there were signs of an uptick in the third quarter with early U.S. gross domestic product (“GDP”)v growth estimates in the 2-2.5% range. This followed 1.4% GDP growth in the second quarter and a lackluster 0.8% in the first quarter of 2016, and 0.9% growth in the fourth quarter of 2015. Steady employment gains continued to support moderate economic expansion and low wage growth, despite some recent improvement, continued to suppress inflation. Consumer confidence near this cycle’s highs boded well for consumer spending heading into the fourth quarter of 2016. Housing also remained on a steady upward trend with room for additional progress as housing activity is still below long-term averages. Limited inventories helped to drive prices higher and benefitted new home construction.

[1]

Large capitalization companies are those companies within the largest 1000 U.S. public companies as ranked by market capitalization. This range is similar in capitalization to companies in the Russell 1000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	1

Fund overview (cont’d)

Investors were also heavily focused on the Federal Reserve Board (the “Fed”)vi and interest rates. During this period, the Fed raised interest rates from the lower bound in December 2015. More recently the Fed left rates unchanged in September, but signaled the potential for a 25 basis pointvii hike by the end of the year, and also lowered its long-term outlook for fed funds target rates. Despite the Fed’s tightening efforts, interest rates fell significantly during the twelve-month period ending September 30, 2016. The yield on the ten-year Treasury declined 44 basis points from 2.04% to 1.60%. However, the yield curveviii flattened as shorter term interest rates rose, while long-term rates fell. This was negative for the Financials sector, but the decline in rates was positive for higher yielding bond proxies, such as Real Estate Investment Trusts, Telecommunications, Consumer Staples and Utilities. With the lack of economic growth, investors also elevated the growth-oriented Technology sector while the Consumer Discretionary sector lagged. With a recovery in commodities, the Materials sector also performed strongly. Although only rising approximately $3/barrel during the period to close to above $48, oil and commodities prices were volatile during the twelve-months ended September 30, 2016. After plummeting below $30/barrel in February, oil prices rebound and moved higher at the end of September 2016 as the Organization for Petroleum Exporting Countries (OPEC) agreed to cut production for the first time in eight years.

Q. How did we respond to these changing market conditions?

A. Our strategy utilizes a dynamic shifting tool which is a timing model that quantitatively evaluates market conditions to shift the Fund between investment models appropriate for broad value and for deep value environments. The dynamic shifting tool triggers changes at relatively infrequent intervals historically ranging from two to seven years. The shifts result from quantitative signals that we believe indicate whether market valuations are compressed and likely to expand or valuations are wide and likely to contract. Our investment models for the different environments are all value based, sharing many of the same factors with differing exposures. By shifting investment models based on the expected market environment, we improve the odds that we capture the appropriate factor exposures to enhance excess return and minimize underperformance against the benchmark. We last shifted the model on August 3, 2015 from the deep value to the broad value model. Typically, we expect the model to shift every 3 to 7 years.

Our investment strategy is based on the consistent application of our investment philosophy which relies on long term equity factors and market relationships while avoiding emotional reactions to near term events. We respond to volatile environments by the consistent, disciplined execution of our investment strategy. This process has been backtested over 40 years of varied conditions, and while we recognize it will not excel in every situation, we do believe it will outperform over most 3 to 5 year periods. We are aware of the macro implications of events for specific securities, but do not alter our primary focus on value, quality, and favorable sentiment factors.

2	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

Performance review

For the twelve months ended September 30, 2016, Class IS shares of Legg Mason BW Dynamic Large Cap Value Fund returned 9.34%. The Fund’s unmanaged benchmarks, the Russell 1000 Value Index and the S&P 500 Index, returned 16.20% and 15.43%, respectively, for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 12.77% over the same time frame.

Performance Snapshot as of September 30, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Dynamic Large Cap Value Fund:
Class A	4.15%	8.87%
Class C	3.77%	8.12%
Class R	3.94%	8.60%
Class I	4.15%	9.10%
Class IS	4.36%	9.34%
Russell 1000 Value Index	8.22%	16.20%
S&P 500 Index	6.40%	15.43%
Lipper Large-Cap Value Funds Category Average[1]	6.96%	12.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The Fund is the successor to a private fund (the “Predecessor”). On October 31, 2014, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.68%, 2.26%, 1.90%, 1.22% and 1.21%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.85% for Class C shares, 1.35% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 538 funds for the six-month period and among the 526 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	3

Fund overview (cont’d)

arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The portfolio’s significant underweight in the Financials sector, specifically banks, was a significant contributor to performance as interest rates remained low. Low interest rates and a flatter yield curve is an obstacle for banks to increase their earnings due to lower net interest margins. The second largest contribution to performance came from the Fund’s overweighting in the Technology sector and positive stock selection within semiconductors and semiconductor equipment.

Q. What were the leading detractors from performance?

A. Overall, the latest twelve months was a difficult environment for the portfolio as expensive companies, that are lower quality, outperformed the market. Our portfolio is underweight these stocks and overweight companies that have low price to earnings ratios, high return on equity ratios and are buying back stock.

From a sector perspective, the largest detractor to Fund performance was our underweight and poor stock selection in the Energy sector. As the price of oil rebounded, we were overweight the refiners and underweight the drillers. The drillers outperformed, but the refiners significantly underperformed as their input costs increased. Both our overweight and poor stock selection in the Consumer Discretionary sector was a detractor. As the economy continued to muddle through the cycle, names in retail, media and auto related companies detracted from performance. Poor stock selection within healthcare providers was also a detractor to performance. Our underweight in banks and Real Estate Investment Trusts (“REITs”)ix and our investment in specific consumer finance names detracted from performance. Both our overweight in the Technology sector and our poor stock selection in communications equipment and information technology services were negatives to performance.

Q. Were there any significant changes to the Fund during the period?

A. Within sectors, our largest reduction came in the Heath Care sector as we sold healthcare providers. Another reduction came from names in the Financials sector, specifically banks and capital markets. The portfolio also had a significant reduction within the Industrials sector from sales of machinery and railroad stocks. The largest sector weight increase occurred in the Consumer Discretionary sector from additions to media stocks and retailers. The second largest increase came from the Consumer Staples sector with the addition of food products.

4	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

Thank you for your investment in Legg Mason BW Dynamic Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment

Management, LLC

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment

Management, LLC

Michael Fleisher

Portfolio Manager

Brandywine Global Investment

Management, LLC

October 18, 2016

RISKS: Equity securities are subject to market and price fluctuations. Large-capitalization value stocks may underperform the overall equity market for long periods. The manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The subadviser’s quantitative investment model may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. In addition, the investment model used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the model. The value of the Fund’s investments held for cash management or defensive investing purposes may be affected by changing interest rates and changes in the underlying investments’ credit ratings. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2016 were: QUALCOMM Inc. (5.3%), Apple Inc. (4.9%), Mondelez International Inc., Class A Shares (4.2%), Biogen Inc. (4.0%), Gilead Sciences Inc. (3.3%), Boeing Co. (3.2%), 3M Co. (3.1%), Target Corp. (2.8%), LyondellBasell Industries NV, Class A Shares (2.7%) and Travelers Cos. Inc. (2.6%). Please refer to pages 12 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2016 were: Industrials (22.2%), Consumer Discretionary (18.4%), Information Technology (17.8%), Financials (13.7%) and Health Care (10.4%). The Fund’s portfolio composition is subject to change at any time.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	5

Fund overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

ii	The price-to-book (“P/B”) ratio is a stock’s price divided by the stock’s per share book value.

iii

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the large- cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii	A basis point is one-hundredth (1/100 or 0.01) of one percent.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

6	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2016 and September 30, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2016 and held for the six months ended September 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.15%	$1,000.00	$1,041.50	0.99%	$5.05	Class A	5.00%	$1,000.00	$1,020.05	0.99%	$5.00
Class C	3.77	1,000.00	1,037.70	1.82	9.27	Class C	5.00	1,000.00	1,015.90	1.82	9.17
Class R	3.94	1,000.00	1,039.40	1.35	6.88	Class R	5.00	1,000.00	1,018.25	1.35	6.81
Class I	4.15	1,000.00	1,041.50	0.75	3.83	Class I	5.00	1,000.00	1,021.25	0.75	3.79
Class IS	4.36	1,000.00	1,043.60	0.65	3.32	Class IS	5.00	1,000.00	1,021.75	0.65	3.29

8	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

[1]	For the six months ended September 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	9

Fund performance (unaudited)

Legg Mason BW Dynamic Large Cap Value Fund (the “Fund”) is the successor to a private fund (the “Predecessor”). The performance in the accompanying table and line graph for Class IS shares includes performance of the Predecessor. The Predecessor’s inception date was December 27, 2006. On October 31, 2014, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance could have been adversely affected, but these restrictions are not expected to have a material effect on the Fund’s investment program. The performance information reflects the gross expenses of the Predecessor adjusted to reflect the higher fees and expenses of Class IS of the Fund. The performance is shown net of an annual management fee of 0.55% and other expenses of 0.10% which reflects the application of the Class IS expense limitation agreement. If the expense limitation agreement were not applicable, expenses would be higher and performance lower.

The Predecessor did not have distribution policies. The Predecessor was an unregistered private fund, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/16	8.87%	8.12%	8.60%	9.10%	9.34%
Five Years Ended 9/30/16	N/A	N/A	N/A	N/A	17.45
Inception*t hrough 9/30/16	1.97	1.20	1.64	2.15	8.65

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/16	2.61%	7.12%	8.60%	9.10%	9.34%
Five Years Ended 9/30/16	N/A	N/A	N/A	N/A	17.45
Inception* through 9/30/16	-1.15	1.20	1.64	2.15	8.65

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/3/14 through 9/30/16)	3.79%
Class C (Inception date of 11/3/14 through 9/30/16)	2.31
Class R (Inception date of 11/3/14 through 9/30/16)	3.15
Class I (Inception date of 11/3/14 through 9/30/16)	4.15
Class IS (Inception date of 12/27/06 through 9/30/16)	124.80

10	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are November 3, 2014, November 3, 2014, November 3, 2014, November 3, 2014 and December 27, 2006, respectively.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Legg Mason BW Dynamic Large Cap Value Fund vs. Russell 1000 Value Index and S&P 500 Index† — December 27, 2006 - September 30, 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of Legg Mason BW Dynamic Large Cap Value Fund at inception on December 27, 2006 (inception date of the Predecessor), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2016. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 1000 Index and the S&P 500 Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S.equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

Schedule of investments

September 30, 2016

Legg Mason BW Dynamic Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.3%
Consumer Discretionary — 18.4%
Auto Components — 0.9%
Delphi Automotive PLC	1,042	$74,316
Lear Corp.	1,846	223,772
Tenneco Inc.	516	30,067	*
Total Auto Components		328,155
Automobiles — 0.7%
Harley-Davidson Inc.	4,713	247,857
Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	6,573	320,894
Wyndham Worldwide Corp.	2,835	190,880
Total Hotels, Restaurants & Leisure		511,774
Household Durables — 0.9%
Garmin Ltd.	1,710	82,268
Leggett & Platt Inc.	2,036	92,801
NVR Inc.	11	18,038	*
Whirlpool Corp.	681	110,431
Total Household Durables		303,538
Media — 6.8%
CBS Corp., Class B Shares, Non Voting Shares	10,121	554,024
Discovery Communications Inc., Class A Shares	576	15,506	*
Omnicom Group Inc.	2,141	181,985
TEGNA Inc.	4,648	101,605
Time Warner Inc.	11,149	887,572
Twenty-First Century Fox Inc., Class A Shares	25,955	628,630
Total Media		2,369,322
Multiline Retail — 4.4%
Dollar General Corp.	1,076	75,309
Macy’s Inc.	7,906	292,917
Nordstrom Inc.	3,703	192,112
Target Corp.	14,432	991,190
Total Multiline Retail		1,551,528
Specialty Retail — 2.7%
American Eagle Outfitters Inc.	2,635	47,061
AutoNation Inc.	1,612	78,521	*
Bed Bath & Beyond Inc.	4,016	173,130
Best Buy Co. Inc.	4,905	187,273
CarMax Inc.	3,033	161,811	*

See Notes to Financial Statements.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	13

Schedule of investments (cont’d)

September 30, 2016

Legg Mason BW Dynamic Large Cap Value Fund

Security	Shares	Value
Specialty Retail — continued
Gap Inc.	9,826	$218,530
Penske Automotive Group Inc.	324	15,610
Urban Outfitters Inc.	2,322	80,155	*
Total Specialty Retail		962,091
Textiles, Apparel & Luxury Goods — 0.5%
Michael Kors Holdings Ltd.	3,777	176,726	*
Total Consumer Discretionary		6,450,991
Consumer Staples — 7.0%
Beverages — 0.3%
Brown-Forman Corp., Class B Shares	2,625	124,530
Food & Staples Retailing — 1.2%
Wal-Mart Stores Inc.	5,752	414,834
Food Products — 5.5%
Bunge Ltd.	1,938	114,788
Mondelez International Inc., Class A Shares	33,627	1,476,226
Pilgrim’s Pride Corp.	2,309	48,766
Tyson Foods Inc., Class A Shares	3,887	290,242
Total Food Products		1,930,022
Total Consumer Staples		2,469,386
Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
Valero Energy Corp.	13,080	693,240
Financials — 13.7%
Banks — 1.2%
JPMorgan Chase & Co.	5,131	341,673
Synovus Financial Corp.	2,296	74,689
Total Banks		416,362
Capital Markets — 1.4%
Ameriprise Financial Inc.	4,542	453,156
Nasdaq Inc.	521	35,188
Total Capital Markets		488,344
Consumer Finance — 3.8%
American Express Co.	10,394	665,632
Discover Financial Services	9,198	520,147
Navient Corp.	9,861	142,688
Total Consumer Finance		1,328,467
Insurance — 7.3%
Allstate Corp.	9,900	684,882

See Notes to Financial Statements.

14	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

Legg Mason BW Dynamic Large Cap Value Fund

Security	Shares	Value
Insurance — continued
Aon PLC	2,404	$270,426
Assurant Inc.	1,073	98,984
Assured Guaranty Ltd.	3,622	100,510
Marsh & McLennan Cos. Inc.	4,179	281,038
RenaissanceRe Holdings Ltd.	371	44,579
Travelers Cos. Inc.	8,111	929,115
Unum Group	4,177	147,490
Validus Holdings Ltd.	552	27,501
Total Insurance		2,584,525
Total Financials		4,817,698
Health Care — 10.4%
Biotechnology — 7.2%
Biogen Inc.	4,463	1,397,053	*
Gilead Sciences Inc.	14,479	1,145,578
Total Biotechnology		2,542,631
Health Care Equipment & Supplies — 1.0%
Baxter International Inc.	7,641	363,712
Health Care Providers & Services — 2.2%
Express Scripts Holding Co.	9,329	657,974	*
Quest Diagnostics Inc.	1,257	106,380
Total Health Care Providers & Services		764,354
Total Health Care		3,670,697
Industrials — 22.2%
Aerospace & Defense — 10.1%
Boeing Co.	8,619	1,135,467
Curtiss-Wright Corp.	334	30,431
General Dynamics Corp.	5,481	850,432
Northrop Grumman Corp.	3,188	682,072
Spirit AeroSystems Holdings Inc., Class A Shares	492	21,914	*
United Technologies Corp.	8,290	842,264
Total Aerospace & Defense		3,562,580
Air Freight & Logistics — 0.1%
Expeditors International of Washington Inc.	729	37,558
Airlines — 2.5%
Delta Air Lines Inc.	13,143	517,309
Southwest Airlines Co.	9,661	375,716
Total Airlines		893,025

See Notes to Financial Statements.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	15

Schedule of investments (cont’d)

September 30, 2016

Legg Mason BW Dynamic Large Cap Value Fund

Security	Shares	Value
Building Products — 0.2%
Owens Corning	1,489	$79,498
Commercial Services & Supplies — 0.0%
Pitney Bowes Inc.	708	12,857
Electrical Equipment — 2.4%
Eaton Corp. PLC	1,746	114,729
Emerson Electric Co.	11,578	631,117
Rockwell Automation Inc.	797	97,505
Total Electrical Equipment		843,351
Industrial Conglomerates — 3.1%
3M Co.	6,128	1,079,938
Machinery — 2.4%
Cummins Inc.	1,533	196,454
Graco Inc.	221	16,354
Lincoln Electric Holdings Inc.	747	46,777
Nordson Corp.	634	63,166
Oshkosh Corp.	734	41,104
Parker Hannifin Corp.	510	64,020
Stanley Black & Decker Inc.	2,685	330,201
Wabtec Corp.	902	73,648
Total Machinery		831,724
Professional Services — 0.3%
Manpowergroup Inc.	1,268	91,626
Road & Rail — 0.1%
Avis Budget Group Inc.	768	26,273	*
Trading Companies & Distributors — 1.0%
United Rentals Inc.	1,589	124,721	*
W. W. Grainger Inc.	965	216,970
Total Trading Companies & Distributors		341,691
Total Industrials		7,800,121
Information Technology — 17.8%
Electronic Equipment, Instruments & Components — 0.9%
Arrow Electronics Inc.	421	26,931	*
CDW Corp.	1,207	55,196
Corning Inc.	9,463	223,800
Total Electronic Equipment, Instruments & Components		305,927
Internet Software & Services — 1.8%
eBay Inc.	19,842	652,802	*

See Notes to Financial Statements.

16	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

Legg Mason BW Dynamic Large Cap Value Fund

Security	Shares	Value
IT Services — 1.1%
Computer Sciences Corp.	1,489	$77,741
DST Systems Inc.	907	106,953
Teradata Corp.	1,365	42,315	*
Western Union Co.	7,799	162,375
Total IT Services		389,384
Semiconductors & Semiconductor Equipment — 8.6%
Applied Materials Inc.	11,891	358,514
QUALCOMM Inc.	27,086	1,855,391
Texas Instruments Inc.	11,533	809,386
Total Semiconductors & Semiconductor Equipment		3,023,291
Software — 0.5%
CA Inc.	4,918	162,688
Technology Hardware, Storage & Peripherals — 4.9%
Apple Inc.	15,160	1,713,838
Total Information Technology		6,247,930
Materials — 6.5%
Chemicals — 4.7%
Albemarle Corp.	429	36,675
E.I. du Pont de Nemours & Co.	9,655	646,595
Huntsman Corp.	910	14,806
LyondellBasell Industries NV, Class A Shares	11,936	962,758
Total Chemicals		1,660,834
Containers & Packaging — 1.8%
Avery Dennison Corp.	175	13,613
Bemis Co. Inc.	2,459	125,434
International Paper Co.	7,633	366,231
Packaging Corp. of America	1,486	120,753
Total Containers & Packaging		626,031
Total Materials		2,286,865
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
CenturyLink Inc.	2,109	57,850
Utilities — 0.1%
Multi-Utilities — 0.1%
NiSource Inc.	1,231	29,679
Total Common Stocks (Cost — $33,012,156)		34,524,457

See Notes to Financial Statements.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	17

Schedule of investments (cont’d)

September 30, 2016

Legg Mason BW Dynamic Large Cap Value Fund

Security		Shares	Value
Investments in Underlying Funds — 0.8%
iShares Trust — iShares Russell 1000 Value Index Fund (Cost — $257,938)		2,520	$266,163
Total Investments before Short-Term Investments (Cost — $33,270,094)			34,790,620

	Rate
Short-Term Investments — 0.8%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $303,827)	0.400%	303,827	303,827
Total Investments — 99.9% (Cost — $33,573,921#)			35,094,447
Other Assets in Excess of Liabilities — 0.1%			22,598
Total Net Assets — 100.0%			$35,117,045

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $34,140,023.

See Notes to Financial Statements.

18	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

Statement of assets and liabilities

September 30, 2016

Assets:
Investments, at value (Cost — $33,573,921)	$35,094,447
Dividends and interest receivable	27,090
Receivable for Fund shares sold	15,991
Prepaid expenses	42,894
Total Assets	35,180,422

Liabilities:
Investment management fee payable	4,694
Service and/or distribution fees payable	1,543
Trustees’ fees payable	617
Accrued expenses	56,523
Total Liabilities	63,377
Total Net Assets	$35,117,045

Net Assets:
Par value (Note 7)	$35
Paid-in capital in excess of par value	34,685,516
Undistributed net investment income	384,230
Accumulated net realized loss on investments	(1,473,262)
Net unrealized appreciation on investments	1,520,526
Total Net Assets	$35,117,045

Net Assets:
Class A	$4,423,632
Class C	$783,740
Class R	$10,312
Class I	$1,187,099
Class IS	$28,712,262

Shares Outstanding:
Class A	440,512
Class C	79,039
Class R	1,028
Class I	118,067
Class IS	2,854,843

Net Asset Value:
Class A (and redemption price)	$10.04
Class C*	$9.92
Class R (and redemption price)	$10.03
Class I (and redemption price)	$10.05
Class IS (and redemption price)	$10.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.65

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	19

Statement of operations

For the Year Ended September 30, 2016

Investment Income:
Dividends	$682,649
Interest	1,467
Less: Foreign taxes withheld	(1,021)
Total Investment Income	683,095

Expenses:
Investment management fee (Note 2)	153,465
Registration fees	68,946
Audit and tax fees	24,910
Fund accounting fees	19,503
Legal fees	18,073
Service and/or distribution fees (Notes 2 and 5)	10,941
Custody fees	6,310
Transfer agent fees (Note 5)	5,482
Shareholder reports	5,297
Trustees’ fees	3,145
Insurance	716
Miscellaneous expenses	3,873
Total Expenses	320,661
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(124,898)
Net Expenses	195,763
Net Investment Income	487,332

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(1,379,008)
Change in Net Unrealized Appreciation (Depreciation) From Investments	2,696,736
Net Gain on Investments	1,317,728
Increase in Net Assets From Operations	$1,805,060

See Notes to Financial Statements.

20	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

Statements of changes in net assets

For the Year Ended September 30, 2016 and the Period Ended September 30, 2015	2016	2015[1]

Operations:
Net investment income	$487,332	$251,263
Net realized gain (loss)	(1,379,008)	354,072
Change in net unrealized appreciation (depreciation)	2,696,736	(1,176,210)
Increase (Decrease) in Net Assets From Operations	1,805,060	(570,875)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(325,001)	(80,000)
Net realized gains	(448,334)	—
Decrease in Net Assets From Distributions to Shareholders	(773,335)	(80,000)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	23,940,628	2,111,649
Reinvestment of distributions	760,858	80,000
Cost of shares repurchased	(7,377,670)	(3,206,388)
In-kind capital contribution (Note 8)	—	18,427,118
Increase in Net Assets From Fund Share Transactions	17,323,816	17,412,379
Increase in Net Assets	18,355,541	16,761,504

Net Assets:
Beginning of year	16,761,504	—
End of year*	$35,117,045	$16,761,504
*Includes undistributed net investment income of:	$384,230	$221,907

[1]	For the period October 31, 2014 (inception date) to September 30, 2015.

See Notes to Financial Statements.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2016	2015[2]

Net asset value, beginning of year	$9.50	$10.00

Income (loss) from operations:
Net investment income	0.14	0.11
Net realized and unrealized gain (loss)	0.69	(0.57)
Total income (loss) from operations	0.83	(0.46)

Less distributions from:
Net investment income	(0.10)	(0.04)
Net realized gains	(0.19)	—
Total distributions	(0.29)	(0.04)

Net asset value, end of year	$10.04	$9.50
Total return[3]	8.87%	(4.67)%

Net assets, end of year (000s)	$4,424	$362

Ratios to average net assets:
Gross expenses	1.44%	2.58%[4]
Net expenses[5,6]	1.00	1.02 [4]
Net investment income	1.40	1.16 [4]

Portfolio turnover rate	112%	110%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 3, 2014 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

22	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2016	2015[2]

Net asset value, beginning of year	$9.44	$10.00

Income (loss) from operations:
Net investment income	0.07	0.05
Net realized and unrealized gain (loss)	0.69	(0.59)
Total income (loss) from operations	0.76	(0.54)

Less distributions from:
Net investment income	(0.09)	(0.02)
Net realized gains	(0.19)	—
Total distributions	(0.28)	(0.02)

Net asset value, end of year	$9.92	$9.44
Total return[3]	8.12%	(5.38)%

Net assets, end of year (000s)	$784	$361

Ratios to average net assets:
Gross expenses	2.22%	3.14%[4]
Net expenses[5,6]	1.78	1.83 [4]
Net investment income	0.70	0.54 [4]

Portfolio turnover rate	112%	110%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 3, 2014 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2016	2015[2]

Net asset value, beginning of year	$9.47	$10.00

Income (loss) from operations:
Net investment income	0.11	0.09
Net realized and unrealized gain (loss)	0.70	(0.59)
Total income (loss) from operations	0.81	(0.50)

Less distributions from:
Net investment income	(0.06)	(0.03)
Net realized gains	(0.19)	—
Total distributions	(0.25)	(0.03)

Net asset value, end of year	$10.03	$9.47
Total return[3]	8.60%	(5.02)%

Net assets, end of year (000s)	$10	$10

Ratios to average net assets:
Gross expenses	1.89%	2.78%[4]
Net expenses[5,6]	1.35	1.20 [4]
Net investment income	1.11	0.92 [4]

Portfolio turnover rate	112%	110%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 3, 2014 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

24	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2016	2015[2]

Net asset value, beginning of year	$9.51	$10.00

Income (loss) from operations:
Net investment income	0.17	0.15
Net realized and unrealized gain (loss)	0.68	(0.60)
Total income (loss) from operations	0.85	(0.45)

Less distributions from:
Net investment income	(0.12)	(0.04)
Net realized gains	(0.19)	—
Total distributions	(0.31)	(0.04)

Net asset value, end of year	$10.05	$9.51
Total return[3]	9.10%	(4.54)%

Net assets, end of year (000s)	$1,187	$748

Ratios to average net assets:
Gross expenses	1.19%	2.02%[4]
Net expenses[5,6]	0.73	0.73 [4]
Net investment income	1.73	1.73 [4]

Portfolio turnover rate	112%	110%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 3, 2014 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2016	2015[2]

Net asset value, beginning of year	$9.50	$10.00

Income (loss) from operations:
Net investment income	0.17	0.14
Net realized and unrealized gain (loss)	0.70	(0.60)
Total income (loss) from operations	0.87	(0.46)

Less distributions from:
Net investment income	(0.12)	(0.04)
Net realized gains	(0.19)	—
Total distributions	(0.31)	(0.04)

Net asset value, end of year	$10.06	$9.50
Total return[3]	9.34%	(4.60)%

Net assets, end of year (000s)	$28,712	$15,281

Ratios to average net assets:
Gross expenses	1.10%	2.26%[4]
Net expenses[5,6]	0.65	0.65 [4]
Net investment income	1.80	1.53 [4]

Portfolio turnover rate	112%	110%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2014 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

26	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Dynamic Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	27

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$34,524,457	—	—	$34,524,457
Investments in underlying funds	266,163	—	—	266,163
Total long-term investments	34,790,620	—	—	34,790,620
Short-term investments†	303,827	—	—	303,827
Total investments	$35,094,447	—	—	$35,094,447

†	See Schedule of Investments for additional detailed categorizations.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(c) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	29

Notes to financial statements (cont’d)

with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(8)	$8

(a)	Reclassifications are due to book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.10%, 1.85%, 1.35%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

30	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

During the year ended September 30, 2016, fees waived and/or expenses reimbursed amounted to $124,898.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires September 30, 2018	$2,725	$1,116	$148	$1,386	$260,762
Expires September 30, 2019	7,737	2,820	54	4,852	109,435
Total fee waivers/expense reimbursements subject to recapture	$10,462	$3,936	$202	$6,238	$370,197

For the year ended September 30, 2016, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2016, LMIS and its affiliates retained sales charges of $852 on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the year ended September 30, 2016.

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	31

Notes to financial statements (cont’d)

3. Investments

During the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$47,668,193
Sales	30,634,111

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,331,633
Gross unrealized depreciation	(1,377,209)
Net unrealized appreciation	$954,424

4. Derivative instruments and hedging activities

During the year ended September 30, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$4,423	$1,935
Class C	6,469	805
Class R	49	30
Class I	—	1,025
Class IS	—	1,687
Total	$10,941	$5,482

For the year ended September 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$7,737
Class C	2,820
Class R	54
Class I	4,852
Class IS	109,435
Total	$124,898

32	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

6. Distributions to shareholders by class

	Year Ended September 30, 2016	Period Ended September 30, 2015
Net Investment Income:
Class A	$5,512	$46	[1]
Class C	5,057	25	[1]
Class R	58	31	[1]
Class I	11,838	39	[1]
Class IS	302,536	79,859	[2]
Total	$325,001	$80,000

Net Realized Gains:
Class A	$9,815	—
Class C	10,208	—
Class R	191	—
Class I	17,970	—
Class IS	410,150	—
Total	$448,334	—

[1]	For the period November 3, 2014 (inception date) to September 30, 2015.

[2]	For the period October 31, 2014 (inception date) to September 30, 2015.

7. Shares of beneficial interest

At September 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2016		Period Ended September 30, 2015
	Shares	Amount	Shares		Amount
Class A
Shares sold	451,357	$4,380,854	44,097	[1]	$456,705	[1]
Shares issued on reinvestment	1,570	15,327	4	[1]	46	[1]
Shares repurchased	(50,567)	(479,166)	(5,949)	[1]	(62,414)	[1]
Net increase	402,360	$3,917,015	38,152	[1]	$394,337	[1]

Class C
Shares sold	39,717	$377,725	39,206	[1]	$402,360	[1]
Shares issued on reinvestment	1,360	13,202	2	[1]	25	[1]
Shares repurchased	(244)	(2,413)	(1,002)	[1]	(10,515)	[1]
Net increase	40,833	$388,514	38,206	[1]	$391,870	[1]

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	33

Notes to financial statements (cont’d)

	Year Ended September 30, 2016		Period Ended September 30, 2015
	Shares	Amount	Shares		Amount
Class R
Shares sold	—	—	1,000	[1]	$10,000	[1]
Shares issued on reinvestment	25	$249	3	[1]	31	[1]
Net increase	25	$249	1,003	[1]	$10,031	[1]

Class I
Shares sold	54,645	$524,392	78,636	[1]	$774,832	[1]
Shares issued on reinvestment	3,055	29,808	4	[1]	39	[1]
Shares repurchased	(18,273)	(173,377)	—	[1]	—	[1]
Net increase	39,427	$380,823	78,640	[1]	$774,871	[1]

Class IS
Shares sold	1,909,725	$18,657,657	45,351	[2]	$467,752	[2]
Shares issued on reinvestment	72,059	702,272	7,701	[2]	79,859	[2]
Shares repurchased	(734,828)	(6,722,714)	(287,877)	[2]	(3,133,459)	[2]
In-kind capital contribution	—	—	1,842,712	[2]	18,427,118	[2]
Net increase	1,246,956	$12,637,215	1,607,887	[2]	$15,841,270	[2]

[1]	For the period November 3, 2014 (inception date) to September 30, 2015.

[2]	For the period October 31, 2014 (inception date) to September 30, 2015.

8. In-kind transfer of securities

On October 31, 2014, the Fund’s Class IS shares received a contribution in-kind of investment securities, cash and other receivables in the amount of $18,427,118. The securities contributed in-kind had net unrealized appreciation of $105,852. This contribution was determined to be tax-free under the Internal Revenue Code Section 351 and no gain or loss was realized.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2016 and the period ended September 30, 2015 was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$773,335	$80,000

As of September 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$402,671
Deferred capital losses*	(907,160)
Other book/tax temporary differences(a)	(18,441)
Unrealized appreciation (depreciation)(b)	954,424
Total accumulated earnings (losses) — net	$431,494

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

34	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the Legg Mason BW Dynamic Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Dynamic Large Cap Value Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2016

36	Legg Mason BW Dynamic Large Cap Value Fund 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Dynamic Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015) and Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason BW Dynamic Large Cap Value Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

38	Legg Mason BW Dynamic Large Cap Value Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods)

Legg Mason BW Dynamic Large Cap Value Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

40	Legg Mason BW Dynamic Large Cap Value Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason BW Dynamic Large Cap Value Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42	Legg Mason BW Dynamic Large Cap Value Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2016:

Record date:	12/8/2015	12/21/2015
Payable date:	12/9/2015	12/22/2015
Ordinary income:
Qualified dividend income for individuals	32.43%	51.40%
Dividends qualifying for the dividends
received deduction for corporations	36.73%	54.49%
Qualified short-term capital gain dividend	$0.190560 *	—

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Legg Mason BW Dynamic Large Cap Value Fund	43

Legg Mason BW

Dynamic Large Cap Value Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Dynamic Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Dynamic Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Dynamic Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX211448 11/16 SR16-2914

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2015 and September 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $205,455 in September 30, 2015 and $89,074 in September 30, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2015 and $3,250 in September 30, 2016.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,565 in September 30, 2015 and $42,737 in September 30, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,762 in September 30, 2015 and $2,599 in September 30, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2015 and September 30, 2016; Tax Fees were 100% and 100% for September 30, 2015 and September 30, 2016; and Other Fees were 100% and 100% for September 30, 2015 and September 30, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $348,474 in September 30, 2015 and $197,515 in September 30, 2016.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 22, 2016